UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant

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    Preliminary Proxy Statement
    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to §240.14a-12

Asia Pacific Wire & Cable Corporation Limited

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ASIA PACIFIC WIRE & CABLE CORPORATION LIMITED

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 30, 2006

YOU ARE HEREBY NOTIFIED that the 2005 Annual General Meeting of Shareholders (the ‘‘Meeting’’) of Asia Pacific Wire & Cable Corporation Limited (the ‘‘Company’’) pursuant to the Order of Sanction dated April 27, 2006 given under Section 72(2) of the Companies Act, 1981, will be held at the offices of the Company located at No. 132 Min-Sheng East Road, Section 3, 7th Floor, Taipei, 105 Taiwan, ROC on Friday, June 30, 2006 at 9:00 p.m. (Taipei Time) and 9:00 a.m. (New York time) for the following purposes:

1.    To approve the written record of the last Annual General Meeting of the Shareholders held on December 16, 2004 (the ‘‘2004 Minutes’’);

2.    To vote upon the termination of Ernst & Young LLP (‘‘Ernst & Young’’) as independent auditors for the fiscal year ended December 31, 2004;

3.    To vote to appoint the independent auditors for the fiscal year ended December 31, 2004, in the event that Proposal No. 2 above is approved, and to vote to appoint the independent auditors for the fiscal year ended December 31, 2005 and for the fiscal year ending December 31, 2006, and any other fiscal years recommended by the independent auditors and so determined by the Board of Directors;

4.    To elect up to ten (10) members of the Board of Directors, each for a term ending on the date of the next Annual General Meeting;

5.    To vote to approve the fees to be paid to the Directors; and

6.    To transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including any adjournment as may be required under the Bermuda Companies Act until such time as the Company shall present its audited financial statements for the fiscal years ended December 31, 2004 and December 31, 2005.

In addition, at the meeting, there will be a Management Report on certain financial results for the fiscal years ended December 31, 2004 and December 31, 2005.

Shareholders of record as of the close of business on May 12, 2006 (the ‘‘Record Date’’) are entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. Enclosed is a proxy statement that contains more information about these items and the Meeting and a proxy card for registering votes.

For shareholders who wish to participate but are unable to attend the Meeting in person, shareholders may call in to the Meeting by using the following telephone numbers: 1.800.741.0104 (a toll-free call for shareholders calling from inside of the United States) and 1.212.231.6032 (a toll call for shareholders calling from outside of the United States). An operator will be available to assist shareholders to access and participate in the Meeting.

BY ORDER of the Directors
/s/ Appleby Corporate Services (Bermuda) Limited Bermuda Resident Assistant Secretary

Dated: June 6, 2006

ASIA PACIFIC WIRE & CABLE CORPORATION LIMITED

Registered Office:
Canon’s Court
22 Victoria Street
Hamilton HM 12
Bermuda

Corporate Office:
No. 132 Min-Sheng East Road,
Section 3, 7th Floor,
Taipei, 105 Taiwan, ROC

PROXY STATEMENT ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

to be held on June 30, 2006

This Proxy Statement is furnished to shareholders of Asia Pacific Wire & Cable Corporation Limited (the ‘‘Company’’), a Bermuda exempted limited liability company, in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual General Meeting of Shareholders of the Company (the ‘‘Meeting’’) to be held at the corporate offices of the Company located at No. 132 Min-Sheng East Road, Section 3, 7th Floor, Taipei, 105 Taiwan, ROC on Friday, June 30, 2006 at 9:00 p.m. (Taipei Time) and 9:00 a.m. (New York time) for the purposes set forth in the Notice of Meeting.

For shareholders who wish to participate but are unable to attend the Meeting in person, shareholders may call in to the Meeting by using the following telephone numbers: 1.800.741.0104(a toll-free call for shareholders calling from inside of the United States) and 1.212.231.6032 (a toll call for shareholders calling from outside of the United States). An operator will be available to assist shareholders to access and participate in the Meeting.

This Proxy Statement (the ‘‘Company Proxy Statement’’) was prepared at the direction of the Board of Directors of the Company and is furnished to shareholders on behalf of the Board of Directors of the Company. A separate and independent proxy statement, prepared at the direction of a shareholder group (the ‘‘Shareholder Proxy Statement’’), is being furnished to the shareholders on behalf of such shareholder group. For the convenience of all shareholders, the Company is also enclosing the Shareholder Proxy Statement with the Company Proxy Statement.

Holders of record of Common Shares of the Company (the ‘‘Common Shares’’) as of the close of business on May 12, 2006 (the ‘‘Record Date’’), are entitled to receive notice of, and to vote at, the Meeting. The outstanding Common Shares constitute the only class of securities entitled to vote at the Meeting, and each Common Share entitles the holder thereof to one vote. At the close of business on April 30, 2006 there were 13,830,769 Common Shares issued and outstanding.

This Company Proxy Statement, the Shareholder Proxy Statement and the enclosed proxy cards were mailed to shareholders on or about June 6, 2006. The Company will bear the entire cost of preparing, assembling, printing and mailing this Company Proxy Statement, the accompanying proxy card and any additional materials which may be furnished on behalf of the Company to shareholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Shares held in the names of such nominees. The solicitation of proxies will be made by the use of the mails and through direct communication with certain shareholders or their representatives by officers, directors and employees of the Company, who will receive no additional compensation therefor. In addition, the Company will utilize the services of Reid Management Limited, our Bermuda Registrar and Transfer Agent, to act as solicitation agent.

Shares may be voted if the shareholder is present in person or represented by proxy. At least two shareholders holding a majority of the shares outstanding as of the date of the Meeting must be present in person or represented by proxy for a quorum to exist at the Meeting. If a quorum is not present, the Meeting may be adjourned from time to time until a quorum is present.

Shares represented by proxies in the forms enclosed, if such proxies are properly executed and returned and not revoked, will be voted as specified. Assuming a quorum is present, for purposes of determining the number of votes cast with respect to the (i) termination of Ernst & Young as the independent auditors of the Company for 2004, (ii) election of members to the Board of Directors, (iii) the appointment of the Company’s independent auditors until the next Annual General Meeting of Shareholders to audit the financial statements of the Company for the current year and for the years 2004 (if Ernst & Young has been terminated by the shareholders for 2004) and 2005 and (iv) fees payable to the members of the Board of Directors, only those votes cast ‘‘for’’ or ‘‘against’’ will be included. To be voted, proxies must be delivered, by one of the means specified on the proxy card accompanying this Company Proxy Statement or the proxy card accompanying the Shareholder Proxy Statement, to Reid Management Limited, our Bermuda Registrar and Transfer Agent, which will act as solicitation agent for the Company.

If a shareholder determines to vote by proxy, such shareholder may return either the proxy card accompanying this Company Proxy Statement or the proxy card accompanying the Shareholder Proxy Statement or both proxy cards. If a shareholder returns only one of the proxy cards, the votes on that proxy card will be counted to the extent they are effected in accordance with the voting instructions set forth herein and on the proxy card. With respect to the matters set forth on any proxy card that is not returned by a shareholder, no vote shall be counted. If a shareholder returns both proxy cards and each are dated as of the same date, each proxy card will be accepted and the votes aggregated to the extent the voting on the proxy cards is effected in accordance with the voting instructions set forth herein and on the proxy cards. If a shareholder submits more than one proxy card with different dates on the proxy cards, the proxy card with the latest date shall be the only proxy card accepted and counted as the shareholder’s vote.

Whether a shareholder returns one or both proxy cards, a shareholder may only cast one (1) vote with respect to each proposal set forth in this Company Proxy Statement or the Shareholder Proxy Statement, other than with respect to the election of directors. In the case of the election of directors, proxies may be voted ‘‘for’’, ‘‘against’’ or ‘‘withhold’’ for up to ten (10) nominees. Each shareholder may only cast a total of ten (10) votes (‘‘Permitted Votes’’) on the nominees for election to the Board of Directors, and cumulative voting is not permitted. Any vote ‘‘for’’ or ‘‘against’’ a nominee or to ‘‘withhold’’ for one or more nominees shall be counted as one of a shareholder’s Permitted Votes. Any shareholder who casts more than the Permitted Votes for the election of directors shall have all of its votes discarded. In addition, any shareholder who votes more than once (other than in the case of the election of directors) for any proposal contained in the Company Proxy Statement for which there is a competing proposal in the Shareholder Proxy Statement shall have its votes discarded.

The Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2004 has not yet been completed and has not been filed with the Securities and Exchange Commission (‘‘SEC’’). Shareholders may view the Annual Report for the fiscal year ended December 31, 2003 and the Company’s other filings at the SEC’s reference rooms located at 100 F Street NE, Room 1580, Washington, D.C. 20549 or by logging on to the SEC website at www.sec.gov and searching the EDGAR database using the name ‘‘Asia Pacific Wire and Cable’’. A Management Report will be presented at the meeting and will discuss certain financial results for the fiscal years ended December 31, 2004 and December 31, 2005.

PROPOSAL NO. 1
APPROVAL OF MINUTES OF PREVIOUS MEETING

The last annual general meeting of the Company was held on December 16, 2004 (the ‘‘2004 Meeting’’). The Minutes of the 2004 Meeting were recorded by the Secretary of the 2004 Meeting and have been available for inspection by the shareholders of the Company at the Company’s registered office located at Reid Management Limited, Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MINUTES OF THE 2004 MEETING.

PROPOSAL NO. 2
 TERMINATION OF ERNST & YOUNG AS INDEPENDENT AUDITORS FOR 2004

Ernst & Young was retained to provide auditing services to the Company for the 2004 fiscal year. The Board of Directors has determined that irreconcilable differences exist between the Company and Ernst & Young over the measures necessary to complete, in accordance with U.S. GAAP, the audit of the Company’s financial statements for the 2004 fiscal year. The Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, voted to terminate Ernst & Young’s appointment as the Company’s independent auditors for the 2004 fiscal year. The Board of Directors recommends to the shareholders that Ernst & Young’s appointment as the Company’s independent auditors for the 2004 fiscal year be terminated. Ernst & Young has been invited to participate at the Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE TERMINATION OF THE APPOINTMENT OF ERNST & YOUNG AS INDEPENDENT AUDITORS OF THE COMPANY.

PROPOSAL NO. 3
 APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has determined to appoint independent auditors to provide audit services to the Company until the next Annual General Meeting of Shareholders. The Board of Directors recommends to the shareholders the appointment of the firm of Grobstein, Horwath & Company LLP as the independent auditors of the Company to complete the audit of the Company’s financial statements for the fiscal year ended December 31, 2004, in the event that Proposal No. 2 above is approved, and to provide audit services for the fiscal year ended December 31, 2005, the current fiscal year and any other fiscal years recommended by the independent auditors and so determined by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF GROBSTEIN, HORWATH & COMPANY LLP AS INDEPENDENT AUDITORS.

PROPOSAL NO. 4
ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS

The members of the Board of Directors (each a ‘‘Director’’) are elected annually to serve until the next Annual General Meeting of Shareholders or until their successors are elected. The following table and biographical summaries set forth certain information, as of April 30, 2006, and subsequent thereto in certain instances, concerning the individuals nominated by the Board of Directors for election as Directors of the Company (each a ‘‘Company Nominee,’’ and collectively the ‘‘Company Nominees’’). Information regarding each Company Nominee set forth in this Company Proxy Statement either has been confirmed with that Company Nominee or is provided to the best knowledge of the Company. Except as otherwise indicated, Company Nominees have served as Directors since the last Annual General Meeting of Shareholders. Each Director shall be entitled to Directors’ fees as set forth below.

Under the Bye-laws of the Company, the Board of Directors consists of up to three (3) Class A Directors and up to seven (7) Class B Directors. Each Class A Director and each Class B Director shall have one vote on any resolution that comes before the Board of Directors. Except as specified in the Bye-laws, a simple majority of votes cast by the combined Board of Directors (both Class A and Class B) is sufficient for the adoption of a resolution, however, no resolution may be adopted without the approval of at least one Class A Director.

Name	Age	Position
Class A Directors:
Tanabe, Ryuichi	52	Director of Assets Managers Co. Ltd. since December 2003.
Sham, Wellen	53	Director of the Company since September 24, 2004 and Chief Planning Officer and Acting Chief Financial Officer since November 1, 2004. Mr. Sham is also Chairman of Sino-JP Fund and Sino-JP Assets Management Co., Ltd. (‘‘Sino-JP Assets’’), as well as Director and sole shareholder of Expert Time Holdings Limited, the majority shareholder of Sino-JP Assets.
Yip, Eric Chi Chiu	47	Director of the Company since December 16, 2004. Mr. Yip also serves as Chief Executive Officer of Asset Managers (China) Co., Ltd. (‘‘ASC’’), which is a Hong Kong subsidiary of AMC.
Class B Directors:
Cheng, Christopher C.	42	Director of the Company since April 6, 2006. Mr. Cheng is also a Director of Sino-JP Assets, the parent company of Sino-JP Fund.
Cheng, Fang-Hsiung	63	Director of the Company since April 6, 2006. Mr. Cheng is also an Assistant Vice President of Purchasing of Pacific Electric Wire & Cable Co., Ltd (‘‘PEWC’’).
Lee, Gai Poo	49	Director of the Company since April 6, 2006. Mr. Lee is also the Vice President and General Plant Manager of PEWC.
Lee, Michael C.	53	Director of the Company since June 22, 2004. Mr. Lee also serves as a Director of PEWC and as Chairman of Pacific USA Holdings Inc. (‘‘PUSA’’), a subsidiary of PEWC.
Shue, Ching Roung.	56	Director of the Company since April 6, 2006. Mr. Shue is also a Vice President of Sales and Management of PEWC.
Tsay, Jimmy Y.T.	52	Director of the Company since March 23, 2005. Mr. Tsay also serves as a member of the audit committee of the Company.
Yuan, Tony Chun-Tang	45	Director of the Company since June 22, 2004 and Chairman and Chief Executive Officer since November 1, 2004. Mr. Yuan also serves as Chairman of PEWC.

Class A Directors:

Mr. Ryuichi Tanabe is a member of the Board of Directors of AMC. Prior to joining AMC, from 2002 to 2003, Mr. Tanabe was the General Manager of the Management Administration Division of DiMagic Co., Ltd., a company based in Tokyo that focuses on ‘‘multi-channel virtualized sound’’ technology emphasizing personal use applications. From April 2001 until March 2002, Mr. Tanabe was a private consultant.

Mr. Wellen Sham is a member of the Board of Directors of Sino-JP Fund, Sino-JP Assets, Upfront Technology Limited, Octanegames (Shanghai) Limited, Shenyang Octanegames Limited and Expert

Time Holdings Limited. He also serves as Chief Planning Officer of Upfront Technology Limited and Sino-JP Assets. He has served as Chief Planning Officer and Acting Chief Financial Officer of the Company since November 1, 2004.

Mr. Eric Chi Chiu Yip is a member of the Board of Directors of Pacific Electric Wire & Cable (Shenzen) Co. Ltd, Australia Pacific Electric Cables Pty Ltd., Crown Century Holdings Limited, PRC(APWC) Holdings Limited, Pacific-Thai Electric Wire & Cable Company Limited, Shanghai Yayang Electric Co., Ltd, Sigma Cable Company (Private) Limited, Siam Pacific Electric Wire and Cable Company Limited, and Trigent Investment Holdings Limited. He is also Chief Executive Officer of ASC. Prior to joining ASC, from 1999 to 2004, Mr. Yip was Managing Director of VC Capital Ltd. (formerly CEF Capital Ltd.).

Class B Directors:

Mr. Christopher C. Cheng is a member of the Board of Directors of Sino-JP Assets, Beijing Sony Ericsson Putian Mobile Communications Co. Ltd., Yung Shing Telecom Ltd., Yung Shing Development Co. Ltd., Yung Shing Holdings Ltd., New Pacific Investments Ltd., Sino JP Project I Ltd., Sino JP Assets Management II Co. Ltd., TJ Innova Engineering & Technology Co. Ltd., and Upfront Technology Ltd. He has also served as Manager of Yung Shing Enterprise Co. since 1993.

Mr. Fang-Hsiung Cheng is an Assistant Vice President of Purchasing of PEWC. He has been an employee of PEWC since 1965 and has served in a variety of managerial positions at PEWC since 1977.

Mr. Gai Poo Lee is the Vice President & General Plant Manager of PEWC. He has been an employee of PEWC since 1979 and has served in a variety of managerial positions at PEWC since 1986.

Mr. Michael Lee is a member of the Board of Directors of PEWC and is the Chairman of PUSA, a subsidiary of PEWC. He is also President of Ding-Hao Acme Co. Ltd., and Chairman of Pacific Acme Coffee & Food Corp.

Mr. Ching Roung Shue is a Vice President of Sales and Management of PEWC. He has been an employee of PEWC since 1973 and has served in a variety of managerial positions at PEWC since 1980.

Mr. Jimmy Y.T. Tsay is a member of the Board of Directors of Auras Corporation and the Bank of Taiwan. He is also an Accounting Professor at the National Taiwan University. Mr. Tsay also served as a member of the Board of Directors of Ucom Corporation from June 2003 to June 2004.

Mr. Tony Chun-Tang Yuan is a member of the Company’s Board of Directors and Chairman of PEWC. He has served as Chairman of the Company since November 1, 2004. Mr. Yuan is also a member of the Board of Directors of Pacific Resources Technology, Pacific Construction Co., Ltd, and UB Co., Ltd.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF EACH OF THE COMPANY NOMINEES FOR ELECTION AS DIRECTORS.

PROPOSAL NO. 5
DIRECTORS FEES

In addition to reimbursement for reasonable travel, hotel and incidental expenses in attending meetings of the Board of Directors or committees thereof, each Director receives as compensation for his services in the ensuing year a cash payment in the amount of $20,000, if such Director is not an officer or employee of the Company or any of its affiliates and a cash payment in the amount of $10,000, if such director also serves as an officer or employee of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE FEES AND REIMBURSEMENT OF THE BOARD OF DIRECTORS.

OTHER MATTERS

The aggregate amount of compensation paid by the Company to all of the Company’s Directors and executive officers, as a group, for services in all capacities during 2004 and 2005 was approximately

$310,000 and $740,000, respectively. The Company has authorized a stock option plan for Directors and key employees of the Company (the ‘‘Stock Option Plan’’), pursuant to which any award of stock options will be made only with the approval of the Board of Directors or a Compensation Committee which may be formed by the Board of Directors. The Company has not (i) established a Compensation Committee, (ii) granted any option awards under the Stock Option Plan, or (iii) reserved any Common Shares for issuance under the Stock Option Plan. As of April 30, 2006, the Directors and executive officers of the Company beneficially owned, directly or indirectly, 2,804,794 Common Shares, representing approximately 20.28% of the outstanding Common Shares.

At the Meeting, there will be a Management Report on certain financial results for the fiscal years ended December 31, 2004 and December 31, 2005. However, presentation of the audited financial statements of the Company for the fiscal years ended December 31, 2004 and December 31, 2005 will be adjourned until such time as the financial statements and the auditor's reports thereon are available or the next meeting of the shareholders of the Company, as determined by the Board of Directors.

The Directors know of no other business to be presented at the Meeting. If other matters properly come before the Meeting in accordance with the Company’s Bye-Laws, the persons designated as proxies will vote in accordance with their best judgment.

Any shareholder wishing to submit a proposal for inclusion in the proxy statement for the 2006 Annual General Meeting of Shareholders must submit the proposal to the Secretary of the Company by December 31, 2006. Such proposal must also comply with the requirements as to form and substance established under the laws of Bermuda for such proposals to be included in the proxy statement.

June 6, 2006

/s/ Appleby Corporate Services (Bermuda) Limited Bermuda Resident Assistant Secretary

PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ASIA PACIFIC WIRE & CABLE CORPORATION LIMITED

The undersigned, a shareholder of Asia Pacific Wire & Cable Corporation Limited (the ‘‘Company’’), hereby appoints James Keyes and Ling Y. Wu, and each of them individually, as Proxies to represent and vote all of the Company’s Common Shares held of record by the undersigned, each with full power of substitution, at the Annual General Meeting of Shareholders of the Company, to be held at the offices of the Company located at No. 132 Min-Sheng East Road, Section 3, 7th Floor, Taipei, 105 Taiwan, ROC on Friday, June 30, 2006 at 9:00 p.m. (Taipei Time) and 9:00 a.m. (New York time), and at any adjournment or postponement thereof.

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD OR ATTEND THE MEETING AND VOTE IN PERSON.

THIS CARD MAY BE RETURNED BY ANY OF THE FOLLOWING MEANS (1) FACSIMILE TO THE ATTENTION OF KEN GOERTZEN, INSPECTOR OF ELECTIONS, AT FACSIMILE NUMBER: 1-441-295-3328; (2) ELECTRONIC COPY IN PDF FORMAT TO APWC@REIDMAN.BM; OR (3) AIRMAIL TO ASIA PACIFIC WIRE & CABLE CORPORATION LIMITED, ATTN: KEN GOERTZEN, INSPECTOR OF ELECTIONS, CANON’S COURT 22 VICTORIA STREET, PO BOX HM1179, HAMILTON HM EX, BERMUDA.

Proposal 1:    Approval of the Minutes of the 2004 Meeting

FOR	AGAINST	ABSTAIN

Proposal 2:    Termination of Ernst & Young LLP as independent auditors for the fiscal year ended December 31, 2004

FOR	AGAINST	ABSTAIN

Proposal 3:    Appointment of Grobstein, Horwath & Company LLP as Independent Auditors for the fiscal year ended December 31, 2004, if Proposal No. 2 above is approved, for the fiscal year ended December 31, 2005 for the fiscal year ending December 31, 2006 and any other fiscal years recommended by the independent auditors and so determined by the Board of Directors.

FOR	AGAINST	ABSTAIN

Proposal 4:    Election of Directors

HOLDERS HAVE ONLY A TOTAL OF TEN VOTES, IN THE AGGREGATE, UNDER BOTH THE COMPANY PROXY SOLICITATION AND THE SHAREHOLDER PROXY SOLICITATION. HOLDERS MAY ALLOCATE THEIR TEN VOTES UNDER EITHER PROXY SOLICITATION AS THEY WISH. ANY OF ‘‘FOR’’ ‘‘AGAINST’’ AND ‘‘WITHHOLD’’ EACH COUNTS AS A VOTE.

Company Nominees: Tanabe, Ryuichi; Yip, Eric Chi Chiu; Sham, Wellen; Cheng, Christopher C.; Cheng, Fang-Hsiung; Lee, Gai Poo; Lee, Michael; Shue, Ching Roung; Tsay, Jimmy; Yuan, Tony Chun-Tang.

 FOR ALL
 AGAINST ALL
 WITHHOLD ALL
 FOR INDIVIDUAL VOTING ON NOMINEES (PLEASE SPECIFY AS BELOW)

	FOR	AGAINST	WITHHOLD
Tanabe, Ryuichi
Yip, Eric Chi Chiu
Sham, Wellen
Cheng, Christopher C.
Cheng, Fang-Hsiung
Lee, Gai Poo
Lee, Michael
Shue, Ching Roung
Tsay, Jimmy
Yuan, Chun-Tang Tony

Proposal 5:    Approval of the Fees of Directors

 FOR
 AGAINST
 ABSTAIN

Please Sign and Date Here and Return Promptly

Signature: ______________________

Title (if any): ____________________

Dated: ________________________

Signature: ______________________

Title (if any): ____________________

Dated: ________________________

Please sign exactly as your name or names appear on your share certificates or on the main registrar of the Company. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, please give your full title.

The Inspector of Election shall have no responsibility for Proxies not actually received by the Inspector of Election.

Asia Pacific Wire & Cable Corporation Limited
Canon's Court
Victoria Street
Hamilton
Bermuda

Attn: Mr. Yuan Chun Tang
Chairman of the Board of Directors

Dear Sirs,

30 May 2006

Re:    Members' resolution under section 79 of the Companies Act 1981

We write as a member of Asia Pacific Wire & Cable Corporation Limited (the ‘‘Company’’) holding in aggregate at the date of the deposit of this requisition (‘‘Requisition’’) not less than one-twentieth of the total voting rights of all the members having at the date of this Requisition a right to vote at the meeting to which this Requisition relates of the Company, hereby require you forthwith to give to members of the Company entitled to receive notice of the annual general meeting of the Company to be held in 30 June 2006, (‘‘AGM’’) notice of the proposed resolutions set out below, which are intended to be moved at the AGM, in accordance with the provisions of Section 79 of the Companies Act 1981 (the ‘‘Act’’).

RESOLUTIONS

1.	That the following individuals be nominated for election as Directors of the Company (each a ‘‘Nominee’’ and collectively, the ‘‘Nominees’’). Further information concerning such Nominees is set out following the table below.

Name	Age	Position
Class A Directors:
Yuan, Chun-Tang	47	Director of the Company since June 22, 2004 and Chairman since November 1, 2004. Mr. Yuan also serves as Chairman of PEWC.
Jack T. Sun.	57	Director of the Company since its formation, and resigned on October 31, 2005.
David T. H. Sun.	53	Director of the Company since June 22, 2004 and resigned on October 31, 2005. Mr. Sun has been the Managing Director of Charoong Thai Wire and Cable Public Company Limited (‘‘Charoong Thai’’), a subsidiary of the Company, since 1994. Mr. Sun is also President of PEWC.
Class B Directors:
Cheng, Fang-Hsiung	63	Director of the Company since April 6, 2006. Mr. Cheng is also an Assistant Vice President of Purchasing of Pacific Electric Wire & Cable Co., Ltd (‘‘PEWC’’)
Lee, Gai Poo	49	Director of the Company since April 6, 2006. Mr. Lee is also the Vice President and General Plant Manager of PEWC.

Name	Age	Position
Lee, Michael C.	55	Director of the Company since June 22, 2004. Mr. Lee also serves as a Director of PEWC and as Chairman of Pacific USA Holdings Inc. (‘‘PUSA’’), a subsidiary of PEWC.
Shue, Ching Rong	56	Director of the Company since April 6, 2006. Mr. Shue is also a Vice President of Sales and Management of PEWC.
Tsay, Jimmy Y.T.	52	Director of the Company since March 23, 2005. Mr. Tsay also serves as a member of the audit committee of the Company.
Andy C. C. Cheng.	48	Director of the Company since June 22, 2004 and resigned on October 31, 2005. Executive Vice President and Director of PEWC.
Anson Chen.	43	Managing Director of Elliott Associates.

Class A Directors:

Mr. Chun-Tang Yuan is a member of the Company's Board of Directors and Chairman of PEWC. He has served as Chairman of the Company since November 1, 2004 and has been a member of the Company's compensation committee. Mr. Yuan is also a member of the Board of Directors of Pacific Resources Technology, Pacific Construction Co., Ltd, and UB Co., Ltd.

Mr. Jack T. Sun is a member of the Board of Directors of PEWC. Mr. Sun serves on a number of other board of affiliates of PEWC.

Mr. David T. H. Sun is President of PEWC and President of Charoong Thai. Mr. Sun is a member of the Board of Director of Siam Fiber Optic Co., Ltd. and Loxley Pacific Co., Ltd., both subsidiaries of Charoong Thai.

Class B Directors:

Mr. Fang-Hsiung Cheng is an Assistant Vice President of Purchasing of Pacific Electric PEWC. He has been an employee of PEWC since 1965 and has served in a variety of managerial positions at PEWC since 1977.

Mr. Gai Poo Lee is the Vice President & General Plant Manager of PEWC. He has been an employee of PEWC since 1979 and has served in a variety of managerial positions at PEWC since 1986.

Mr. Michael Lee is a member of the Board of Directors of PEWC and is the Chairman of PUSA, a subsidiary of PEWC. He is also President of Ding-Hao Acme Co. Ltd., Chairman of Pacific Acme Coffee & Food Corp.

Mr. Ching Rong Shue is a Vice President of Sales and Management of PEWC. He has been an employee of PEWC since 1973 and has served in a variety of managerial positions at PEWC since 1980.

Mr. Jimmy Y.T. Tsay is a member of the Board of Directors of Auras Corporation and the Bank of Taiwan. He is also an Accounting Professor at the National Taiwan University. Mr. Tsay also served as a member of the Board of Directors of Ucom Corporation from June 2003 to June 2004.

Mr. Andy C. C. Cheng is an Executive Vice President and Director of PEWC.

Mr. Anson Chen served as the Associate Director of Nomura International (Hong Kong) Limited and AIG Investment Corporation (Asia) Ltd, (Hong Kong). He also served as the Manager of Securities & Futures Commission (Hong Kong) and Peregrine Capital Limited(Hong Kong). He is the Managing Director of Elliott Associates.

2.	That Moores Rowland Mazars as the Company's auditors to provide audit services for the outstanding fiscal years.

Please note that, pursuant to the proviso to Section 80 of the Act, notwithstanding that the date of this Requisition is less than six weeks before the AGM, this Requisition shall be deemed to have been properly deposited and accordingly please circulate a copy of this Requisition to all members of the Company entitled to have notice of the AGM served on them at the same time as the notice convening the AGM is circulated to such members.

Please acknowledge receipt by signing, dating and returning the enclosed duplicate of the Requisition.

/s/ Jane Y. J. Tseng

Name:    Ms. Jane Y. J. Tseng
Title:    Attorney-at-Law
TCW Attorneys-at-Law
907, 9th Floor, 136 Jen-Ai Rd., Section 3, Taipei 106, Taiwan
Telephone:    886-2-2700-7336
Fax:    886-2755-9898

On behalf of
Pacific Electric Wire & Cable Co., Ltd, Moon View Ventures Ltd. and Chiao Tung Bank.

Attachment: Power of Attorney dated May 30, 2006.

POWER OF ATTORNEY

Date: May 30, 2006

The undersigned, being the beneficiary owner, trustor, and trustee of 7,307,948 shares of Asia Pacific Wire & Cable Corp. Ltd. (the ‘‘Company’’) respectively, hereby authorize Mr. Gregory H. K. Chiang or Ms. Jane Y. J. Tseng, of TCW, Attorneys-at-Law, jointly or individually, with full power of substitution to exercise any all the shareholder's rights with respect to the above mentioned shares, including but not limited to receiving the notice, agenda, and/or proxy materials, attending the meeting in person or by proxy, casting votes, and proposing a proxy statement, and matter to be voted upon by the shareholders of the Company, which relates to the upcoming annual general meeting on behalf of the undersigned.

The undersigned also agree to hand over all the documents or pass on any information related to the upcoming annual general meeting to Mr. Gregory H. K. Chiang or Ms. Jane Y. J. Tseng in a timely manner for him to carry out the mandate under this power of attorney.

Only Pacific Electric Wire & Cable Co., Ltd and Moon View Ventures Ltd. are obliged to reimburse any expense incurred by Mr. Gregory H. K. Chiang or Ms. Jane Y. J. Tseng as a result of his performance under this power of attorney.

This power of attorney shall remain with full force and effect until the earlier of July 31, 2006 or its revocation in writing by each of the undersigned.

/s/ David Sun Tao-Heng	/s/ Andy Cheng Chow-Chung	/s/ Shyh Jiann Peng
Name: David Sun Tao-Heng	Name: Andy Cheng Chow-Chung	Name: Shyh Jiann Peng
Title: President	Title: Director	Title: Senior Vice President & General Manager
Pacific Electric Wire & Cable Co., Ltd.	Moon View Ventures Ltd.	Chiao Tung Bank Trust Department Trust Assets

PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF
THE SHAREHOLDERS OF
ASIA PACIFIC WIRE & CABLE CORPORATION LIMITED

        The undersigned, a shareholder of Asia Pacific Wire & Cable Corporation Limited (the ‘‘Company’’), hereby appoints Mr. Gregory H. K. Chiang and Ms. Jane Y. J. Tseng, and each of them individually, as Proxies to represent and vote all of the Company's Common Stock held of record by the undersigned, each with full power of substitution, at the Annual General Meeting of Shareholders of the Company, to be held at the offices of the Company in June at 9:00 p.m. (Taipei Time) [9:00 a.m. (New York time)], and at any adjournment or postponement thereof.

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THIS CARD OR ATTEND THE MEETING AND VOTE IN PERSON.

Proposal 1:    Election of Directors

Nominees: Yuan, Chun-Tang; Jack T. Sun; David T. H. Sun; Cheng, Fang-Hsiung; Lee, Gai Poo; Lee, Michael C.; Shue, Ching Rong; Tsay, Jimmy; Andy C. C. Cheng; Anson Chen.

FOR ALL	AGAINST ALL	WITHHOLD ALL

AGAINST ANY INDIVIDUAL SHAREHOLDER NOMINEE. WRITE NAME OF SHAREHOLDER NOMINEE BELOW.

NAME OF
SHAREHOLDER
NOMINEE

WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL SHAREHOLDER NOMINEE. WRITE NAME OF SHAREHOLDER NOMINEE BELOW.

NAME OF
SHAREHOLDER
NOMINEE

Proposal 2:    Appointment of Moores Rowland Mazars as Independent Auditors for the outstanding fiscal years (please mark only one box)

FOR	AGAINST	ABSTAIN

Please Sign and Date Here and Return Promptly
Signature: ______________________
Title (if any): ____________________
Dated: ________________________
Signature: ______________________
Title (if any): ____________________

Please sign exactly as your name or names appear on your share certificates or on the main registrar of the Company. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, please give your full title.